Trade and Other Receivables	12 Months Ended
Jun. 30, 2026
Trade and Other Receivables [Abstract]
Trade and Other Receivables
10.	Trade and Other Receivables

	2026 $’000	2025 $’000
Trade receivables(1)	49,485	15,081
GST/QST receivable from taxation authorities	4,103	6,396
Other receivables – provisional pricing adjustments (2)	–	103
Other receivables	689	158
Total trade and other receivables (3)	54,277	21,738
Comprising:
Current	54,277	21,738
Non-current	–	–

(1)	The amount relating to contract balances as at 30 June 2026 is $49.5 million (2025: $15.1 million).
(2)	Refer Note 5 (a) for details on provisional pricing adjustments.
(3)	Net of allowances for expected credit losses of $1.1 million (2025: $1.1 million).

Recognition and measurement

Trade receivables are generally due within 45 days and are initially recognised at their transaction price, or fair value for those receivables containing a significant financing component. Trade receivables are subsequently measured at amortised cost using the effective interest method, less an allowance for expected credit losses, except for provisionally priced receivables which are subsequently measured at fair value through profit or loss in accordance with IFRS 9 Financial Instruments.

GST/QST receivable from taxation authorities is initially recognised at fair value and subsequently measured at amortised cost using the effective interest method, less an allowance for expected credit losses.

The collectability of trade and other receivables is assessed continuously. Individual receivables which are deemed to be unrecoverable are written off by reducing the carrying value directly. At the reporting date, specific allowances are made for any expected credit losses based on a review of all outstanding amounts.